                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 28, 1995
                                                          -------------

                               DIAGNOSTEK, INC.
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            (Exact name of registrant as specified in its charter)



          DELAWARE                      1-10610               85-0312837
  ---------------------------           -------             --------------
  State or Other Jurisdiction         Commission            (IRS Employer
        of Incorporation              File Number        Identification No.)


 4500 Alexander Blvd. NE, Albuquerque, NM                      87107
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 (Address of Principal Executive Offices)                    Zip Code



 Registrant's telephone number, including area code:     (505) 345-1000
                                                        ---------------


                    _______________________________________
                        Former name or former address,
                         if changed since last report
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Item 5.   Other Events.
          ------------

         On July 28, 1995, the merger of VHI Merger-Sub. Corp. ("Sub"), a wholly owned subsidiary of Value Health, Inc. ("Value Health"), with and into the Registrant pursuant to the Agreement and Plan of Merger among the Registrant, Sub and Value Health dated as of March 27, 1995 and amended as of June 4, 1995 was consummated, with the Registrant continuing as the surviving corporation and becoming a wholly owned subsidiary of the Value Health.

         A copy of the press release of Value Health, dated July 28, 1995, has been filed with this Form 8-K as Exhibit 10.8 and is hereby incorporated by reference.
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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

          (c)  Exhibits

               10.8    Press Release of Value Health dated July 28, 1995.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DIAGNOSTEK, INC.



                                     By: /s/ L. S. Wylie
                                         ---------------
                                     Name:  L. S. Wylie
                                     Title: President

Dated: July 31, 1995
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                     Description of Document              Page
-------                     -----------------------              ----
Number
------

10.8           Press Release of Value Health dated
----           July 28, 1995